                                                                   EXHIBIT 10.19

                                INTRODUCTION
                                ------------

       This Agreement is made and entered into by and between Alcatel Network Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 1225 N. Alma Rd., Richardson, Texas 75081, (hereinafter called "Alcatel") and Applied Micro Circuits Corporation a corporation organized and existing under the laws of the State of Delaware, having its principal office and place of business at 6195 Lusk Blvd., San Diego, California 92121 (hereinafter called "AMCC"), AMCC and Alcatel sometimes being hereinafter referred to collectively as "Parties" and individually as "Party".

                                  RECITALS
                                  --------

       WHEREAS, Alcatel has a patent relating to [*]; and

       WHEREAS, AMCC wishes to be licensed under Alcatel's patent, so that AMCC may make, use and sell products, as described herein; and

       WHEREAS, Alcatel is willing to provide AMCC with a license under Alcatel's patent, to the extent and upon the terms and conditions herein set forth;

       NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ARTICLE I
                                 ---------

                                 DEFINITIONS
                                 -----------

A. "Licensed Products" shall mean any of the items specified in Schedule A covered by a subsisting and unexpired claim of the Licensed Patent and any version thereof which is so covered. Schedule A may be amended from time to time by mutual agreement of the Parties.

 B. "The Licensed Patent" shall mean U.S. Patent [*], issued August 13, 1995 to [*]

C. "Net Sales Price" shall mean AMCC's selling price to its customers, F.O.B. AMCC's factory.

D.  "Sale(s) or Sold" shall mean any disposition of Licensed Products for value.

                                  ARTICLE II
                                  ----------

                                   LICENSE
                                   -------

A.  License Grant.
    -------------

    1. Alcatel grants to AMCC a [*] license under the Licensed Patent to make, use and sell the Licensed Products throughout the United States of America.

    2. The right to make Licensed Products shall include the right to have all or any portion of the Licensed Products made for AMCC by third parties.

    3. Any Licensed Product that is sold by AMCC during the term of this Agreement and for which a royalty has been paid according to the provisions of this Agreement may be used or sold again without permission of, or payment of any additional royalty to Alcatel.

B.  Grantback. AMCC hereby grants Alcatel a [*] license to make, use, and sell
    ---------
    any invention which is an improvement or modification of the subject matter of the Licensed Patent.

C.  Sublicensing. AMCC shall not have the right to sublicense the rights granted
    ------------
    by Alcatel hereinabove to any third party, except as expressly authorized herein.

D.  Retention of Rights. The rights granted to AMCC hereunder are
    -------------------
    [*], and Alcatel specifically retains the right to itself to carry out the activities licensed to AMCC [*].

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ARTICLE III
                                 -----------

                                COMPENSATION
                                ------------

A.  Price and Payment.
    -----------------

    1.  License Fee. For the license and rights granted under Article II., AMCC
        -----------
        agrees to pay Alcatel, upon the signing of this Agreement, the lump sum amount of [*] as a non-refundable license fee.

    2.  Royalty. AMCC shall pay to Alcatel a running royalty amounting to [*]
        -------
        percent [*] of the Net Sales Price of each unit of Licensed Products Sold by AMCC during the term of this Agreement.

    4.  Royalty Payments. The first royalty period shall extend from the
        ----------------
        effective date of this Agreement to August 13, 2002, and each six month period after the effective date until the termination of this Agreement shall be a royalty period. Within one (1) month following the close of each royalty period, royalties shall be paid on all Sales made during that royalty period. Payments shall be made at such office of Alcatel as Alcatel shall specify. Each payment shall be accompanied by a statement signed by an authorized representative of AMCC as being accurate to the best of such representative's knowledge, showing the number of units of Licensed Products sold during the royalty period, the total of the Net Sales Prices of the Licensed Products sold, and the amount of the payment to Alcatel on account thereof.

B.  Records and Reports. AMCC shall keep reasonable records, files and accounts
    -------------------
    containing all data reasonably required for the full computation and verification of sums payable under this Agreement, which records shall be subject to audit by Alcatel or its representative during normal business hours for a period of four (4) years following the end of the calendar year in which the record was created.

C.  Alcatel's Obligation Dependent on Payment. All of Alcatel's obligations
    -----------------------------------------
    under this Agreement are specifically dependent upon AMCC making all payments hereunder as scheduled.

D.  Taxes. Any turnover, registration, withholding or other tax or fee which
    -----
    might be imposed on payments to be made hereunder, by any United States governmental entity whether national, state or local, shall be borne and paid by AMCC.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ARTICLE IV
                                 ----------

                                  LIABILITY
                                  ---------

A.  Warranties and Representations.
    ------------------------------

    1. Alcatel warrants that it has the right to grant the rights licensed hereunder.

    2. AMCC has not requested and Alcatel has not agreed to provide any technical, manufacturing or other information in support of AMCC's plan to make the Licensed Products. Accordingly Alcatel makes no warranty of AMCC's ability to successfully make, use or sell Licensed Products in exercising the rights granted in this Agreement.

    3. Alcatel does not warrant that the exercise of the rights granted herein will be free from infringement of any patents, copyrights or any other rights of third parties.

    4. THE FOREGOING PROVISIONS OF THIS ARTICLE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING BY LAW, CUSTOMER OR CONDUCT.

B.  Indemnity. AMCC shall indemnify and hold Alcatel harmless against all loss,
    ---------
    damage or liability, including costs, expenses and attorney fees which may be incurred on account of any third party suit, claim, judgment or demand made against Alcatel in any way connected with the exercise of the rights granted under this Agreement by AMCC or any of its successors, assigns, agents or customers. In the event any suit, claim, judgment or demand is asserted or threatened, as to which Alcatel will seek indemnification hereunder, AMCC shall have the absolute right to defend against, settle, compromise, or otherwise dispose of said suit, claim, judgment or demand including but without 1imitation thereto, the right to contest or litigate the same through counsel of its own choosing, and Alcatel shall cooperate with AMCC fully with respect thereto at no cost or expense to Alcatel.

C.  Consequential Damages. In no event shall either Party be liable for
    ---------------------
    indirect, incidental, consequential, or special damages hereunder, however caused.

                                  ARTICLE V
                                  ---------

                      TERM AND TERMINATION FOR DEFAULT
                      --------------------------------

A.  Effective Date. This Agreement shall become effective immediately upon the
    --------------
    date when the last of the follow actions  have occurred:

    1. Execution of this Agreement by both Parties,

    2. AMCC has remitted to Alcatel the initial payment stated in Article III.A.1 hereof.

B.  Term. Unless otherwise terminated as provided herein, this Agreement shall
    ----
    continue in full force and effect for the life of the Licensed Patent. Any termination of this Agreement prior to the expiration of the Licensed Patent terminates the licenses granted herein.

C.  Termination.
    -----------

    1. AMCC may terminate this Agreement upon one (1) month's notice to Alcatel, subject to the fulfillment of all of AMCC's obligations hereunder.

    2. In the case of a material breach of this Agreement by either Party, the other Party shall have the right, without limitation of any other right it may have on account of such failure, to terminate this Agreement by giving two (2) months written notice of its intention and specifying the cause for default, provided, however, that the defaulting Party shall have the right to avoid such termination by remedying such breach within such notice period.

    3. Upon termination of this Agreement by Alcatel for AMCC's default as provided herein, AMCC shall have the right to complete any existing and outstanding contracts pursuant to the licenses granted hereunder. AMCC may also dispose of any previously manufactured Licensed Products held in its inventory as of the date of such termination. Any such completion or disposal will be subject to payment of royalties as provided elsewhere in this Agreement.

    4. Termination of this Agreement shall not excuse AMCC's obligations to make payment of sums due and payable at the time of termination under the provisions of this Agreement. For so long as such payments are due or alleged to be due, relevant provisions of the Agreement shall remain in force.

                                  ARTICLE V
                                  ---------

                                MISCELLANEOUS
                                -------------

A.  Notices. Any notice or correspondence required to be given by either Party
    -------
    to the other Party hereto may be delivered personally or sent by prepaid registered mail, addressed to the other Party as set forth below, or at such other address as may be agreed to in writing by the Parties, and such notice shall be deemed to have been given upon such delivery or sending.

         If to Alcatel:  Alcatel Network Systems, Inc.
                         1225 N. Alma Rd.
                         Richardson, Texas 75081
                         Attn: R. D. Cunningham, M/S 401-107

         If to AMCC:     Applied Micro Circuits Corporation
                         6195 Lusk Blvd.
                         San Diego, CA 92121
                         Attn: Buck Marty, Vice-Pres., Corp. Planning

B.  Choice of Law. This Agreement shall be construed and the rights of
    -------------
    the Parties shall be governed by the laws of the State of Texas as the same would be applied to transactions between residents of the State and without regard to the State's conflict of laws principles.

C.  Disputes.
    --------

    1. If any claim or controversy arises out of, or relates to, this Agreement, the Parties shall make a good faith attempt to resolve the matter through representatives of their management.

    2. In the event that the claim or controversy cannot otherwise be settled by such an attempt, the Parties agree to attempt in good faith to resolve such claim or controversy, prior to litigation, by mediation or other mutually acceptable alternative dispute resolution method.

    3. Nothing herein shall prohibit either Party from seeking judicial relief, if such party would be substantially prejudiced by a failure to act during the time that such good faith efforts are being made to resolve the claim or controversy.

E.  Trademarks. AMCC shall have no right to use the name "Alcatel" or any
    ----------
    trademark of Alcatel.

F.  Assignment. This Agreement may not be assigned by either Party without the
    ----------
    prior written consent of the other Party, although Alcatel may assign the Agreement to any person or organization acquiring a business to which the Licensed Products is related.

G.  Release of Information. Neither Party shall make any press release,
    ----------------------
    advertisement or official public statement concerning the existence of this Agreement or its contents without the express written consent of the other Party.

H.  Entire Agreement. This agreement is the entire and only Agreement
    -----------------
    between the Parties hereto with respect to the subject matter hereof, and all prior or contemporaneous Agreements, representations, understandings, negotiations, and the like are superseded hereby.

I.  Amendments. Neither this Agreement nor any provision thereof may be
    ----------
    released, discharged, waived, abandoned, or modified in any manner, except by an instrument in writing signed on behalf of both of the Parties hereto by their duly authorized officers or representatives.

J.  Relationship of Parties. This Agreement shall not constitute a
    -----------------------
    partnership, joint venture, pooling arrangement or agency, or formal business entity between the Parties hereto, nor shall either of the Parties hold itself out as such, nor shall either of the Parties be bound or become liable because of any representation, action or omission of the other, and the rights and obligations of the Parties sall be limited to those expressly set forth herein.

K.  Waiver. No waiver of any breach of any provision of this Agreement shall
    ------
    constitute a waiver of any other breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing.

L.  Captions; Headings. The headings of articles, sections and other
    ------------------
    subdivisions hereof are inserted only for the purpose of convenient reference, and they may not adequately or accurately describe the contents of the paragraphs which they head. Such headings shall not be deemed to govern, limit, modify, or in any other manner affect, the scope, meaning or intent of the provisions of this Agreement or any part or portion thereof, nor shall they otherwise be given any legal effect.

    IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the dates indicated.

ALCATEL NETWORK SYSTEMS, INC.

By: /s/ P.G. Kampas
   ---------------------------------------
Printed Name:  P. G. Kampas
             -----------------------------
Title: Manager, Contracts
      ------------------------------------
Date:  September 21, 1992
     -------------------------------------

APPLIED MICRO CIRCUITS CORPORATION

By: /s/ Laurence H. Marty
   ---------------------------------------
Printed Name: Laurence H. Marty
             -----------------------------
Title: Vice President, Corporate Planning
      ------------------------------------
Date: October 19, 1992
      ------------------------------------

                                 SCHEDULE A

                              Licensed Products


 1.    [*]

 2.    [*]

 3.    All standard products developed using above [*].

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               AMENDMENT NO. 1
                               ---------------

                               PATENT LICENSE
                                   BETWEEN
                        ALCATEL NETWORK SYSTEMS, INC.
                                     AND
                     APPLIED MICRO CIRCUITS CORPORATION
                                     FOR
                               U. S. PATENT [*]

The purpose of this amendment is to revise ARTICLE III, COMPENSATION, sub paragraph A.4. entitled "Royalty Payments" to provide for the first royalty period to be from the effective date of contract until 31 March 1993. Each successive royalty period shall be every six (6) months thereafter to August 13, 2002.

All other terms and conditions except as heretofore revised shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the day and year last below written.

ALCATEL NETWORK SYSTEMS, INC.               APPLIED MICRO CIRCUITS CORPORATION

By: /s/ P.G. Kampas                         By: /s/ Laurence H. Marty
   ---------------------------                 ------------------------------
Printed Name: P. G. Kampas                  Printed Name: Laurence H. Marty
             -----------------                           --------------------
Title. Manager, Contracts                   Title: Vice President
       -----------------------                     --------------------------
Date: 9 February 1993                       Date: February 13, 1993
     -------------------------                   ----------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.